$200,000,000

                           MGIC INVESTMENT CORPORATION
                            6% Senior Notes due 2007
                             Underwriting Agreement

                                                                  March 13, 2002



To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto

Dear Sirs:

         MGIC INVESTMENT CORPORATION, a Wisconsin corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Securities"), to be issued under an Indenture, dated as of October 15, 2000 (the "Indenture"), between the Company and Bank One Trust Company, National Association, as trustee thereunder (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-39890) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), relating to certain debt securities (the "Shelf Securities") and the offering thereof from time to time in accordance with Rule 415 of Regulation C under the Securities Act by the Company. Such registration statement and each post-effective amendment thereto, if applicable, has been declared effective by the Commission. Such registration statement, as so amended, if applicable, to the date of this Agreement (including the exhibits and schedules thereto), is hereinafter referred to as the "Registration Statement"; provided that in the event any post-effective amendment to such registration statement or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, the term "Registration Statement" shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. The prospectus covering the Shelf Securities (the "Basic Prospectus"), as supplemented by the prospectus supplement specifically relating to the Securities, in the forms first used to confirm sales of the Securities, are collectively hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 of Regulation C under the Securities Act or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

       1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations, warranties and agreements of the Company herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

       2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities in conformity with the Securities Act, any applicable blue sky laws and all other rules and regulations applicable to them in connection therewith and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

       3. Payment for the Securities shall be made to the Company or to its order by wire transfer of same-day funds to an account designated by the Company or, if specifically requested by the Company, by certified or official bank check or checks payable to the Company in federal or other same-day funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the tenth Business Day (as hereinafter defined) thereafter, as you and the Company may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, such Underwriters of the Securities through the facilities of The Depository Trust Company or, if specifically requested by the Representatives, in certificated form registered in such names and in such denominations as you shall request not less than one full Business Day prior to the date of delivery, or with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are authorized or required to be closed in the City of New York or Milwaukee, Wisconsin. The time and date of such payment and delivery with respect to the Securities are collectively hereinafter referred to as the "Closing Date." The certificates for the Securities will be made available for inspection and packaging by you by 1:00 P.M. on the Business Day prior to the Closing Date at such place in the City of New York as you and the Company shall agree.

       4. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date (each, a "Representation Date") that:

       (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, when they become effective or are filed with the Commission, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); as of the applicable effective date and each Representation Date, the Registration Statement and any amendment thereto did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the applicable filing date and each Representation Date, the Prospectus and any amendment or supplement thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for inclusion therein.

       (b) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and none of such documents, when they were so filed, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will comply in all material respects with the requirements of the Exchange Act, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (c) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, except as rights to indemnity and contribution hereunder may be limited by applicable law.

       (d) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and general principles of equity and an implied covenant of good faith and fair dealing), the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable in accordance with their terms and the terms of the Indenture (except as the enforceability thereof may be limited by bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and general principles of equity and an implied covenant of good faith and fair dealing), and holders of the Securities will be entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus.

       (e) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Wisconsin, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

       (f) Each of the Company's subsidiaries that constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) as of the last day of the Company's most recent fiscal quarter (each a "Subsidiary" and collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

       (g) The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under the "Capitalization" section of the Prospectus, and such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable (except for certain statutory liabilities that may be imposed by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law (the "WBCL") for unpaid employee wages), and none of such shares of capital stock was issued in violation of pre-emptive or other similar rights of any security holder of the Company; all of the outstanding shares of capital stock or limited liability company interests of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable (except, in the case of Subsidiaries that are Wisconsin corporations, for certain statutory liabilities that may be imposed by Section 180.0622(2)(b) of the WBCL for unpaid employee wages), and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

       (h) The financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and have been prepared in conformance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

       (i) PricewaterhouseCoopers LLP, who have certified the financial statements included or incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act.

       (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein,
(A) there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Change") and (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

       (k) The execution, delivery and performance of this Agreement, the Indenture and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations hereunder and thereunder do not and will not conflict with or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, the "Agreements and Instruments") the result of which would have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its Subsidiaries or any applicable law or statute or any order, rule, regulation or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations, except for any such violations that would not, individually or in the aggregate, result in a Material Adverse Effect.

       (l) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein, including documents incorporated by reference), or which might reasonably be expected to result in a Material Adverse Effect (other than as stated therein, including the documents incorporated by reference), or have a material adverse effect on the consummation of the transactions contemplated under the Prospectus, this Agreement or the Indenture or the performance by the Company of its obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which is not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, is not reasonably expected to result in a Material Adverse Effect.

       (m) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the due authorization, execution and delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, this Agreement or the Indenture, except such as have already been made, obtained or rendered, as applicable, and such as may be required under state securities laws.

       (n) Each insurance company subsidiary of the Company (collectively, the "Insurance Subsidiaries") is duly licensed as an insurance company in its jurisdiction of organization and is duly licensed or authorized as an insurer in each jurisdiction outside its jurisdiction of organization where it is required to be so licensed or authorized to conduct its business as described in the Registration Statement and the Prospectuses, except where the failure to be so licensed or authorized, individually or in the aggregate, would not result in a Material Adverse Effect.

       (o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

       Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

       5. The Company covenants and agrees with each Underwriter as follows:

       (a) To file the Prospectus in a form approved by you (such approval not to be unreasonably withheld or delayed) pursuant to Rule 424 of Regulation C under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities.

       (b) To deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in subsection (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request.

       (c) For so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably and timely object in writing; provided, however, that the provisions of this subsection (c) shall not apply to any of the Company's periodic filings under the Exchange Act described in subsection
(d), copies of which filings in substantially final form the Company has delivered to you in advance of their transmission to the Commission for filing.

       (d) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424 of Regulation C under the Securities Act or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when any amendment to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, insofar as such amendment or supplement relates to or covers the Company generally or the Securities specifically, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

       (e) If, at any time when a prospectus is required to be delivered under the Securities Act, any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, promptly to prepare and furnish, subject to subsection (c) above, at the expense of the Company (unless such event shall occur more than nine months after the date of the Prospectus, in which case the cost of preparing and furnishing such amendments or supplements shall be borne by the Underwriter or Underwriters requesting the same), to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

       (f) To make generally available to its security holders as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.

       (g) From and including the date hereof to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of, or guaranteed by, the Company which are substantially similar to the Securities without your prior written consent.

       (h) To arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

       (i) To pay, except as otherwise provided in paragraph (e) above, all costs and expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incident to the printing and delivery to you and the other Underwriters of reasonable quantities of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iv) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including the fees and disbursements of counsel for the Underwriters in an amount not to exceed $5,000), (v) in connection with any listing of the Securities on any stock exchange or quotation system, (vi) related to any required filing with the National Association of Securities Dealers, Inc., (vii) in connection with the duplication and delivery of this Agreement, the Indenture, the Preliminary and Final Blue Sky Memoranda and any Legal Investment Survey and (viii) payable to rating agencies in connection with the rating of the Securities; provided, however, that, except as provided in this Section 5(i) and in Sections 7 and 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

       (j) To not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

       6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

       (a) The representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

       (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424 of Regulation C under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; and all reasonable requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

       (c) From and including the date of this Agreement to and including the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any probable change that does not indicate an improvement in the rating accorded any securities of, or guaranteed by, the Company by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services.

       (d) Since the respective dates as of which information is given in the Prospectus there shall not have been any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

       (e) The Representatives shall have received on and as of the Closing Date a certificate of the Chief Financial Officer or the Treasurer of the Company, acting in their corporate capacities, to the effect set forth in subsections (a) through (c) of this Section 6 and to the further effect that there has not occurred any Material Adverse Change, other than as set forth or contemplated in the Prospectus.

       (f) Foley & Lardner, counsel for the Company, shall have furnished to you their written opinion (other than as to subparagraphs (vii) and (viii) insofar as such subparagraphs relate to insurance law matters) and the General Counsel or Associate General Counsel of the Company, shall have furnished to you his written opinion (as to subparagraphs (vii) and (viii) insofar as such subparagraphs relate to insurance law matters), each dated the Closing Date, in form and substance reasonably satisfactory to you, to the effect that:

              (i) The Company is validly existing as a corporation under the laws of the State of Wisconsin, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

              (ii) Each Subsidiary of the Company is validly existing as a corporation or limited liability company under the laws of the jurisdiction of incorporation or organization, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing (or the local equivalent) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

              (iii) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable (except, in the case of Subsidiaries that are Wisconsin corporations, for certain statutory liabilities that may be imposed by Section 180.0622(2)(b) of the WBCL for unpaid employee wages), and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance.

              (iv) This Agreement has been duly authorized, executed and delivered by the Company.

              (v) The Securities have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today and payment of the consideration for the Securities as specified in the Underwriting Agreement has been made, the Securities have been duly executed, issued and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) as enforcement thereof is subject to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and holders of the Securities will be entitled to the benefits provided by the Indenture.

              (vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (A) as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) as enforcement thereof is subject to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture has been duly qualified under the Trust Indenture Act.

              (vii) The issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any Agreements and Instruments known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of the assets, properties or operations of the Company or any such subsidiary is subject, other than in each case such breaches or defaults which, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its Subsidiaries or any applicable law or statute or any order, rule, regulation or judgment known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any such subsidiary or any of their assets, properties or operations.

              (viii) No consent, approval, authorization, order, registration or qualification of or filing with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by the Prospectus, this Agreement or the Indenture, except such as have been already made, obtained or rendered, as applicable, and such as may be required under state securities laws.

              (ix) The statements in (A) the Prospectus under "Description of Debt Securities" and "Description of Notes", (B) the Registration Statement in Item 15 and (C) the second and third paragraphs of note 13 of the notes to the Company's consolidated financial statements filed with the Company's Current Report on Form 8-K, dated March 13, 2002, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the matters, documents or proceedings summarized therein; and the Securities and the Indenture conform as to legal matters in all material respects to the descriptions thereof in the Prospectus.

              (x) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

              (xi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act.

              (xii) The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus or any preliminary prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

              (xiii) Each document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and schedules and other financial data included therein, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with requirements of the Exchange Act and the Registration

Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act.

       Nothing has come to such counsel's attention that would lead such counsel to believe that (except for the financial statements and schedules and other financial data included therein, as to which such counsel need express no belief) (A) the Registration Statement, when such Registration Statement became effective or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus, as of its date and on the Closing Date, included or includes an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       In rendering such opinions, such counsel may: (A) rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company given in their corporate capacity (it is understood that such counsel shall be entitled to rely on certificates of such officers and those of Subsidiaries with respect to the foreign qualification matters referred to in subparagraph (ii) above) and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and (B) limit such opinions to the laws of the States of Delaware and Wisconsin and the Federal laws of the United States of America and assume that the laws of the State of New York are identical in all relevant aspects to the substantive laws of the State of Wisconsin. With respect to the matters to be covered in the preceding paragraph, counsel may state his belief is based upon his participation in the preparation of the Registration Statement, Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

       (g) On the date hereof and on the Closing Date, PricewaterhouseCoopers LLP shall have furnished to you a letter, dated such date, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

       (h) You shall have received on and as of the Closing Date an opinion of Mayer, Brown, Rowe & Maw, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the effectiveness of the Registration Statement, the disclosure in the Registration Statement and the Prospectus and such other matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

       (i) On or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

       7. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof), as incurred, to which such Underwriter or controlling person may be subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

       (i) any untrue statement or alleged untrue statement of a material fact contained or included in the Registration Statement or any amendment thereof, the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto, or any preliminary prospectus; or

       (ii) the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto, necessary to make the statements therein not misleading or, in the case of any preliminary prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

       provided, however, that the Company shall not be liable insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or in the Registration Statement or any amendment thereof, the Prospectus, the Prospectus as amended or supplemented or any such amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by such Underwriter through the Representatives expressly for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter or any person controlling such Underwriter under the indemnity agreement provided for in this paragraph (a) with respect to a preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if (A) the Company has previously furnished copies thereof to such Underwriter and (B) the applicable untrue or alleged untrue statement or omission was corrected therein.

       (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted in respect thereof), as incurred, to which the Company may become subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon:

       (i) any untrue statement or alleged untrue statement of a material fact contained or included in the Registration Statement or any amendment thereof, the Prospectus, the Prospectus as amended or supplemented or any amendment or supplement thereto, or any preliminary prospectus; or

       (ii) the omission or alleged omission to state therein a material fact required to be stated therein or, in the case of the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto, necessary to make the statements therein not misleading or, in the case of any preliminary prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was made in any preliminary prospectus or in the Registration Statement or any amendment thereof, the Prospectus or the Prospectus as amended or supplemented or any amendment or supplement thereto in reliance upon and in conformance with information furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

       (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought (the "Indemnified Person") pursuant to either of subsections (a) or (b) above, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing (in such detail as may be available to such Indemnified Person). In no case shall an Indemnifying Person be liable under this Section 7 with respect to any claim made against an Indemnified Person unless such Indemnifying Person shall be notified in writing of the nature of the claim within a reasonable time after the Indemnified Party is aware of such claim thereof, but failure so to notify such Indemnifying Person shall not relieve it from any liability that it may have otherwise than on account of this Section 7. Upon such notice, the Indemnifying Person shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof other than reasonable costs of investigation or as provided in subsection (d) below. Each Indemnified Person shall assist the Indemnifying Person in any defense undertaken pursuant to this

Section 7 by providing such assistance and cooperation (including, without limitation, witness and documentary or other information) as may be reasonably requested by the Indemnifying Person in connection with such defense, provided that all reasonable costs and expenses of such assistance and cooperation shall be borne by the Indemnifying Person.

       (d) Notwithstanding anything herein contained, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in the applicable suit, action, proceeding, claim or demand (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or defenses available to them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses, to the extent they are reasonable, shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. In either case, the separate firm so selected shall be reasonably satisfactory to the Indemnifying Person. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened claim, action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless the Indemnifying Person has first given the Indemnified Person reasonable prior written notice of such proposed settlement and consulted in good faith with the Indemnified Person as to the inclusion therein of an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding; and in the event that an Indemnified Person is an actual party to such claim, action, suit or proceeding, the Indemnifying Party shall not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment therein unless the same includes an unconditional release of such Indemnified Person from all liability arising out of or otherwise relating to the subject matter of such claim, action, suit or proceeding.

       (e) If the indemnification provided for in subsections (a) or (b) above is legally unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified

Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

       (f) The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any preliminary prospectus result from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.

       (g) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account the equitable considerations referred to in subsection (f) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in subsection (f) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of the Securities set forth opposite their names in
Schedule II hereto, and not joint.

       (h) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

       (i) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

       8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if, from and including the date of this Agreement to and including the Closing Date, (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of, or guaranteed by, the Company shall have been suspended on any stock exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption shall have occurred in securities settlement, payment or clearance services in the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the good faith judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

       9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section I be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter.

       If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or Underwriters or the Company. In any such case, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected.

       Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

       10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply in all material respects with the terms or to fulfill in all material respects any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all documented out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

       11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

       12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at the address set forth in Schedule I hereto. Notices to the Company shall be given to it at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 Attention: Treasurer, with a copy to the same address, Attention: General Counsel.

       13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                  Very truly yours,

                                              MGIC INVESTMENT CORPORATION


                                              By: /s/ James A. Karpowicz
                                                 -----------------------------
                                                  Name:  James A. Karpowicz
                                                  Title: Vice President and
                                                          Treasurer

Accepted:


BANC OF AMERICA SECURITIES LLC
BNP PARIBAS SECURITIES CORP.
DEUTSCHE BANC ALEX. BROWN INC.
FLEET SECURITIES, INC.

By:   BANC OF AMERICA SECURITIES LLC

By:   /s/
      -------------------------------------
      Name:
      Title:

Acting severally on behalf of themselves and the several Underwriters named herein.

                                   SCHEDULE I

The Securities


Representatives:                            Banc of America Securities LLC
                                            BNP Paribas Securities Corp.
                                            Deutsche Banc Alex. Brown Inc.
                                            Fleet Securities, Inc.

Title of Securities:                        6% Senior Notes due 2007

Aggregate principal amount:                 $200,000,000

Maturity:                                   March 15, 2007

Interest Rate:                              6% per annum

Interest Payment Dates:                     March and September 15, commencing
                                            September 15, 2002

Optional Redemption/
Repayment Provisions:                       Market make-whole at T+.25%, as
                                            described in the Prospectus

Sinking Fund Provisions:                    None


Price to Public:                            99.996%


Price to Underwriters:                      99.396%


Form:                                       Book-entry only form through the
                                            facilities of The Depository Trust
                                            Company

Other Provisions:                           Not applicable


Closing Date and Location:                  March 18, 2002
                                            9:00 a.m., Central Time
                                            Foley & Lardner
                                            777 East Wisconsin Avenue
                                            Milwaukee, Wisconsin  53202

Address for Notices to
Underwriters:                               Banc of America Securities LLC
                                            Bank of America Corporate Center
                                            NC1-007-07-01
                                            100 North Tryon Street
                                            Charlotte, NC 28255

                                   SCHEDULE II
                                                                Principal Amount
                Underwriter                                       of Securities

Banc of America Securities LLC                                    $120,000,000

BNP Paribas Securities Corp.                                        40,000,000

Deutsche Banc Alex. Brown Inc.                                      20,000,000

Fleet Securities, Inc.                                              20,000,000

Total:                                                            $200,000,000